Zelman 2017 Housing Summit September 14-15, 2017 Exhibit 99.1

Forward Looking Statements, Non-GAAP Information and Market Data Certain statements contained in this presentation that are not historical information may constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including, but not limited to, forward-looking statements related to: anticipated operating and financial results for the 2017 fiscal year, new home pricing, market and industry trends, the continued housing market recovery, debt costs and return and sufficiency of land supply. The forward-looking statements involve risks and uncertainties and actual results may differ materially from those projected or implied. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events or changes in these expectations. Further, certain forward-looking statements are based on assumptions of future events which may not prove to be accurate. Factors that may impact such forward-looking statements include, among others: adverse weather conditions; the availability of labor and homebuilding materials and increased construction cycle times; our financial leverage and level of indebtedness and any inability to comply with financial and other covenants under our debt instruments; continued volatility and worsening in general economic conditions either internationally, nationally or in regions in which we operate; increased outside broker costs; increased costs of homebuilding materials; changes in governmental laws and regulations and increased costs, fees and delays associated therewith; potential changes to the tax code; worsening in markets for residential housing; the impact of construction defect, product liability and home warranty claims, including the adequacy of self-insurance accruals, and the applicability and sufficiency of our insurance coverage; decline in real estate values resulting in impairment of our real estate assets; volatility in the banking industry, credit and capital markets; terrorism or other hostilities involving the United States; building moratorium or "slow-growth" or "no-growth" initiatives that could be implemented in states in which we operate; changes in mortgage and other interest rates; conditions in the capital, credit and financial markets, including mortgage lending standards and the availability of mortgage financing; changes in generally accepted accounting principles or interpretations of those principles; cancellations and our ability to realize our backlog; limitations on our ability to utilize our tax attributes; the timing of receipt of regulatory approvals and the opening of projects; the availability and cost of land for future development; and additional factors discussed under the sections captioned "Risk Factors" included in our annual and quarterly reports filed with the Securities and Exchange Commission. The foregoing list is not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business. This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. GAAP. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in the Appendix to this presentation. A copy of the press release reporting the Company’s financial results for the three and six months ended June 30, 2017 is available on the Company's website at www.lyonhomes.com. This presentation contains market data and industry forecasts and projections prepared by independent research providers and consulting firms. Any forecasts prepared by these sources are based on data (including third-party data), models and experiences of various professionals, and are based on various assumptions (including the completeness and accuracy of third-party data), all of which are subject to change without notice. We have not independently verified the data obtained from these sources. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and additional uncertainties regarding other forward-looking statements in this presentation, as set forth above.

Management Presenters Matthew R. Zaist President and Chief Executive Officer Colin T. Severn Senior Vice President and Chief Financial Officer

Company Overview

William Lyon Homes “At-a-Glance” One of the largest Western U.S. regional homebuilders with operations in California, Arizona, Nevada, Colorado, Washington and Oregon More than 60 year operating history with 100,000+ homes sold Provide a wide range of high-quality homes and product to entry-level, first and second-time move-up buyers, as well as luxury product. Leading market share positions in attractive housing markets Consistent growth expected to continue in 2017 and beyond More than 18,500 lots owned or controlled as of June 30, 2017 88 average selling communities in July 2017 High growth Western U.S. market focus LTM Q2’17 Homebuilding Revenue and Deliveries Revenue ($) Deliveries (Units) $1.5 billion 2,905 homes Seattle Washington East Bay California Nevada Phoenix Las Vegas Arizona Los Angeles South Bay Orange County Colorado Fort Collins Denver Portland Oregon Inland Empire San Diego

We employ a diversified product strategy, even within the same project footprint, allowing us to serve a wide range of buyers and to adapt quickly to strengthening or weakening market conditions Breadth of product and price point allows flexibility to pursue a broader array of land acquisition opportunities Entry Level product represented 46% of units closed in Q2’17, up from 42% in the same period of prior year, demonstrating our continued focus on that buyer segment. ASP by Buyer Type ($ in ‘000s) Units by Buyer Type High Quality, Diverse Product Offerings Buyer Type – Q2 2017 Homes Closed Price Range – Q2 2017 Home Closings and Backlog Home Closings - Units Backlog - Units ASP: $509k ASP: $588k Buyer Type – Q2 2017 Ending Backlog ASP by Buyer Type ($ in ‘000s) Units by Buyer Type > $600k 24% $451k - $600k 27% < $300k 16% $301k - $450k 33% < $300k 12% > $600k 36% $301k - $450k 31% $451k - $600k 21% 2nd time move-up9% 1st time move-up44% Luxury4% 1st time move-up43% 2nd time move-up9% Luxury2%

Operations and Financials Update

2017 Sales Volume – Actual vs. Prior Year Total Net Orders by Month (Units) % y-o-y change: +12% +23% +38% +48% +11% (7%) +18% 2016 2017 Avg. Sales Locations: 72 81 67 83 67 83 68 90 72 89 77 86 79 88 78 76 78 79 81 Monthly Absorption Rate: 2.8 2.8 3.4 3.4 3.8 4.3 4.3 4.8 3.5 3.2 4.2 3.5 2.8 3.0 2.9 2.7 2.7 2.2 2.2

Year over Year Comparisons % y-o-y change: +4% +9% +26% +17% % y-o-y change: +7% +7% +19% +22% % y-o-y change: (3%) +2% +6% (4%) Net New Orders (Units) Orders Value (In Millions) Average Community Count Monthly Order Absorption Rate/Avg. Community % y-o-y change: +17% +17% +35% +31% Order ASP ($ In Thousands) $475 $536 $473 $504 $486 $523 $486 $545 2015 2016 2017

% y-o-y change: +40% +19% (1%) +30% Year over Year Comparisons (continued) % y-o-y change: +19% +11% (8%) +25% Homes Closed Homebuilding Revenue ($ Million) Bps y-o-y change: (250bps) (260bps) (360bps) (190bps) Bps y-o-y change: (140bps) (130bps) (210bps) (90bps) Adjusted Gross Margin Gross Margin (GAAP) Closings ASP ($ In Thousands) $433 $509 $491 $525 $481 $519 $490 $509 2015 2016 2017

William Lyon Homes’ business has continued to deliver across a number of financial and operating metrics Net new home orders are up 17% and 21% y-o-y Q2 and YTD, respectively, and dollar value of orders up 31% and 33%. New home deliveries are up 25% and 10% y-o-y Q2 and YTD, respectively, and home sales revenues up 30% and 16%. Gross Profit up 23% and 7% y-o-y Q2 and YTD, respectively, and operating income up 33% for quarter and flat YTD. SG&A margin Q2 of 9.7%, improvement of 100bps y-o-y, and YTD of 10.9%, improvement of 60bps y-o-y. Note: See reconciliation of non-GAAP measures in the appendix section of this presentation. Summary of 2017 Q2 and YTD Results

Backlog Growth – Year over Year Value $576M Homes 1,093 ASP $527k Q2 2016 Q2 2017 Value $755M Homes 1,285 ASP $588k Units 18%ASP 11%$ Value 31% Gross Margin in Backlog = 18.3%

Backlog Conversion Rate Backlog Conversion Rate - Quarterly

Growth and Operating Leverage Over the last years, the Company has generated strong annual revenue growth and lower SG&A as a percentage of homebuilding revenue. Q2’17 SG&A represents 9.7% of the quarterly homebuilding revenue, improvement of 100bps from 10.7% in Q2’16. TTM Total Revenue ($ Millions) TTM Ending: TTM SG&A as a % of Homebuilding Revenue SG&A G&A

Divisional Market Summaries

Southern California – Active and Future Communities The Southern California Division comprises 1,613 owned and controlled lots at June 30, 2017. WLH Headquarters Current Projects Future Projects Lyon Perspective Sales: YOY sales increase of 36% YTD Pricing Power – 3.1% increase in the first six months of 2017 Key Drivers Markets with limited supply of new homes Driving affordability Coastal ASP in Backlog at $991,000 Inland Empire – 59% attached with an ASP in backlog of $380,000. Market ASP of $418,000 Diverse offering with ASP in Backlog Range: $377,000 - $4,413,000 Third Party Market Data – JBREC and Ryness Employment Growth to Permit Ratio at 3.1 (Past 7 year annual average of 4.2) New and Resale Supply at 3.4 months vs. normal at 6 months YOY New Home Sales up 9% Pricing forecasted to be 5.9% for 2017

Northern California – Active and Future Communities The Northern California Division comprises 1,181 owned and controlled lots at June 30, 2017. Current Projects Future Projects Lyon Perspective Core Bay Area Sales: YOY sales increase of 36% YTD Pricing Power – 8.1% increase in the first six months of 2017 Key Drivers Markets with limited supply of new homes Bayshores – Driving Affordability: ASP in Backlog of $852,000 San Jose/East Bay Area Existing Median Home Price of $816,000 Access to transportation and job centers Third Party Market Data – JBREC Bay Area Employment Growth to Permit Ratio at 2.4 (Past 7 year annual average of 4.2) New and Resale Supply at 0.9 and 1.1 months, respectively Existing Median Home Price is $925,000 Pricing forecasted to be 7% for 2017

Arizona – Active and Future Communities The Arizona Division comprises 4,660 owned and controlled lots at June 30, 2017. Current Projects Future Projects Lyon Perspective Sales: YOY sales increase of 11% YTD Pricing Power – 5.6% increase in the first six months of 2017 Key Drivers Affordability – ASP in Backlog of $308,000 vs. MSA average of $303,000 Quality Land Supply and Master Planned Driven: Total Lots Owned of 4,660 Meridian – 2,167 lots with 4 actively selling communities and 4 in planning Rancho Mercado – 1,931 lots available in products opening for sale in 2018 Currently planning for 6 product types Third Party Market Data – JBREC Employment Growth to Permit Ratio at 1.7 (Past 7 year average of 2.6) Supply constrained: 19,134 forecasted permits vs. 37 year average of 24,000 Existing Home Supply shrinking. Currently at 2.0 months Pricing forecasted to be 6.6% for 2017

Nevada – Active and Future Communities The Nevada Division comprises 3,361 owned and controlled lots at June 30, 2017. 30 miles Summerlin Pahrump Current Projects Future Projects Lyon Perspective Sales: YOY sales increase of 4% YTD Pricing Power – 6% increase in the first six months of 2017 Key Drivers Diverse offering appealing to broad buyer base •ASP in Backlog Range: $223,000 - $1,663,000 The Present and Future – Focused on two large groups of the population - Millennials and Boomers Affinity – The Millennials (actively selling) 485 attached homes, 4 product types in Summerlin with an ASP of $390,000 29 homes sold as of June 30, 2017 Ovation at Mountain Falls – The Boomers 500 SFD homes, 3 product types with an ASP of $325,000 Third Party Market Data – JBREC Employment Growth to Permit Ratio at 2.8 (Past 7 year average of 2.4) Supply constrained: 9,200 forecasted permits vs. 30 year average of 15,000 Existing Home Supply shrinking. Currently at 3 months Our most affordable market with affordability at its historical median Pricing forecasted to be 7.5% for 2017

Colorado – Active and Future Communities The Colorado Division comprises 1,607 owned and controlled lots at June 30, 2017. Current Projects Future Projects Lyon Perspective Product repositioning 60% of existing communities Sales: YOY sales down 2% YTD due to product repositioning June Sales up 10% YOY Pricing Power – 7.5% increase in the first six months of 2017 Key Drivers The Future – High Quality MSA focus and Driving for greater Affordability Avion at Denver Connection (actively selling): 694 attached and detached homes, 4 product types in Denver with ASP in backlog of $309,000 40 homes sold as of June 30, 2017 High Quality MSA’s – Main and Main Denver, Aurora, Erie Third Party Market Data – JBREC Employment Growth to Permit Ratio forecasted for 2017 to be 1.5 (Past 7 year average of 2.5) Job Creation continues to grow 39,000 jobs projected in Denver and Ft. Collins in 2017 Supply constrained: 13,300 forecasted permits vs. 20 year average of 15,500 Existing Home Supply at 1.4 months Pricing forecasted to be 8.6% for 2017

Oregon – Active and Future Communities The Oregon Division comprises 3,835 owned and controlled lots at June 30, 2017. Nike Xerox FLIR Mentor Graphics Oregon Health & Science Foundation Intel Key Employers Downtown Current Projects Future Projects Lyon Perspective • #1 in Market Share in Portland • Sales: YOY sales variance flat YTD • Pricing Power – 6.6% increase in the first six months of 2017 • Key Drivers Strong Key Assets in 3 West Side Portland Masterplans Villebois – 474 owned/controlled lots Bethany – 1,372 owned/controlled lots River Terrace – 1,683 owned/controlled lots Creating value through community vs. neighborhood Diverse offering with 4 – 6 product types per community 25% Attached, 75% detached Third Party Market Data – JBREC • Employment Growth to Permit Ratio at 1.3 (Past 7 year average of 2.5) • Income growth continues to be strong at 4.7% forecasted for 2017 and up 21.8% since 2010 • New and Resale Supply at 1.6 months • Pricing forecasted to be 8.2% for 2017

Washington – Active and Future Communities

The Washington Division comprises 2,276 owned and controlled lots at June 30, 2017.

Lyon Perspective

- Sales: YOY sales increase of 84% YTD
- Pricing Power – 12.4% increase in the first six months of 2017
- Key Drivers
  - Outstanding High Quality Markets with limited supply
  - Driving affordability – ASP in Backlog at $599,000 vs. Market New Home ASP of $681,000
  - Diverse offering with ASP in Backlog Range: $322,000 - $1,150,000
  - Diverse Product Type with 40% Attached and 60% Detached
  - Key Assets opened for sale in 2017:
    - Crossroads – Bellevue
    - Westridge Single Family – Issaquah Highlands (opening in September/2017)
    - High Point – Seattle
    - Ovation at Oak Tree Preserve – Lacey

Third Party Market Data – JBREC

- Employment Growth to Permit Ratio at 2.2 – consistent with past 5 years
- Resale Supply at 1.1 months
- 2017 Forecasted New Home Permits to be 6,600, while New Home Sales at 7,400 or 0.9 Months of supply
- Pricing forecasted to be 11.0% for 2017



Boeing
Amazon
Starbucks
Microsoft
Costco
Boeing
Downtown
Current Projects
Future Projects
Key Employers

William Lyon Homes
Experience the pride.
21

Appendix

Strong New Order Growth – Dollars Trailing Twelve Months Dollar value of new home orders of $1.6 billion TTM Q2, an increase of 26% over the prior year and up 55% over a two year period. Q2’17 dollar value of new orders was $554 million, up 31% over the prior year. TTM Dollar Value of Orders ($ Millions) TTM Ending: Up 26% Y-o-Y

Senior Notes Refinance and Maturity Dates 5.75% Sr. Notes 5.875% Sr. Notes 7.0% Sr. Notes Note: The 5.75%, 7.0% and 5.875% Senior Notes are callable beginning in April 2016, August 2017 and February 2020, respectively. ($ in millions) New notes description: $450 million 5.875% Senior Notes due 2025. Interest savings of approximately $10 million annually. Net tax effected cost associated with refinance is approximately $14.1 million, which will return with interest savings in approximately 17 months.

Continued Growth and Diversification Through Monetization of High Quality Land Positions Total lots owned and controlled vs. years of land supply LTM Deliveries - Units Continued diversification across markets Lots Inventory Summary We own 13,421 lots (72% of total) and control 5,112 lots (28% of total) as of June 30, 2017 in some of the most dynamic and land constrained markets in the Western U.S. LTM Home Revenue - $

Experienced and Long-Tenured Management Team - Corporate William H. Lyon Executive Chairman and Chairman of the Board Matthew R. Zaist President and Chief Executive Officer Colin T. Severn Senior Vice President and Chief Financial Officer 19 19 Became Executive Chairman and Chairman of the Board in March 2016 Works closely with CEO and Board on strategic initiatives Previously served as CEO, President and Chief Operating Officer, Executive Vice President and Chief Administrative Officer 17 17 Became President and CEO in March 2016 Previously served as Co-CEO, President and COO, Executive Vice President, and Corporate Vice President of Business Development & Operations Also served as the Company’s Director of Land Acquisitions for Southern California region Prior to joining the Company, was a principal at American Management Systems 21 13 Manages all finance, accounting, reporting, and treasury responsibilities Became CFO in 2009 and previously served as the Company’s Corporate Controller Previously held positions with Ernst & Young, Irvine Company and Standard Pacific Homes Brian Doyle Executive Vice President and Chief Operating Officer 29 19 Became EVP of Operations in 2015 and promoted to Chief Operating Officer in March 2017 Previously served as President of the California Region, President of Southern California and President of the San Diego Division Also served as Vice President and San Diego Division Manager after joining WLH in 1997 4 4 Background Company Industry (in years) Rick Robinson Senior Vice President of Finance and Acquisitions Manages all aspects of the Company’s land acquisitions, including due diligence and financing Manages all of the Company’s banking relationships and structures individual project loans Jason R. Liljestrom Senior Vice President and General Counsel 45 38 Joined the Company as General Counsel following its initial public offering in 2013 Manages all aspects of the corporate legal function Previously held positions at Latham & Watkins, an international law firm, in the corporate department with a focus on capital markets and M&A matters 17 2 Giles Patterson Senior Vice President of Operations Joined William Lyon Homes in October 2015, became SVP of Operations in 2016. Previously Division President for Standard Pacific Homes Denver Division Previously Executive Vice President of Fischer Homes (Multi-state private builder) overseeing operations

Experienced and Long-Tenured Management Team - Divisions Jeff McGovern President of Colorado Division Mary Connelly SVP and President of Nevada Division 32 17 Background Company Industry 38 22 (in years) Brandon Scheibner President of Washington Division 21 18 Joined William Lyon Homes in August 2014 through the acquisition of Polygon Northwest Homes and promoted to Division President for Washington in 2017 Previously served as VP of Construction for the Washington market at Polygon Northwest Fred Gast SVP and President of Oregon Division Joined William Lyon Homes in August 2014 through the acquisition of Polygon Northwest Homes Has previously held positions as President and Senior VP of the Portland market, and Acquisition and Development Manager at Polygon Northwest Julie Collins SVP and President of Arizona Division 24 22 Has served in this capacity since June of 2014 Previously served as SVP of Operations for the Company’s Arizona division Previously was CFO of Continental Homes in Phoenix, Arizona Has served in this capacity since rejoining the Company in May 1995 and founding the Nevada division Served as Vice President of San Diego Division from 1985 to 1987 Carl Morabito SVP and President of Northern California Division 28 23 Has served in this capacity since 2014 Previously held positions of Division Manager, Vice President of Acquisitions and Development Jon Robertson SVP and President of Southern California Division 34 5 Joined William Lyon Homes in 2012, promoted to Senior Vice President and Division President in 2014 Previously held positions with California Pacific Homes 21 2 Joined William Lyon Homes in June 2015, promoted to Vice President and Division Manager in July 2016 and promoted to Division President for Colorado in 2017 Previously served as Director of Operations for the Colorado division Previously served as Director of Operations for Lennar and held positions with Pulte Homes

Adjusted EBITDA

Adjusted Homebuilding Gross Margin (1) Cost of sales excluding interest and purchase accounting adjustments.

Adjusted Net Income and Adjusted Diluted EPS Three Months Ended June 30, Six Months Ended June 30, Adjusted Net Income and Adjusted EPS 2017 2017 (dollars in thousands, except share data) Net income available to common stockholders 18,954 $ 8,954 $ Add: Loss on extinguishment of debt - 21,828 - (7,752) 18,954 $ 23,030 $ Diluted weighted average common shares outstanding 38,298,624 38,231,201 0.49 $ 0.60 $ Net income, adjusted for loss on extinguishment of debt, net of tax benefit Less: Income tax benefit applicable to loss on extinguishment of debt Adjusted net income excluding noncontrolling interest per diluted share